Note 14 - Net Income (Loss) Per Share (Tables)	12 Months Ended
Oct. 31, 2015
Notes Tables
Schedule of Earnings Per Share, Basic and Diluted [Table Text Block]
	Years ended October 31,
	2015	2014	2013
Net income (loss) attributable to OCC (numerator)	$(4,255,665)	$684,227	$(42,837)
Shares (denominator)	6,201,478	6,764,263	5,784,545
Basic and diluted net income (loss) per share	$(0.69)	$0.10	$(0.01)